UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

WOODWARD, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed in exhibit required by Item 25(p) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! WOODWARD, INC. 2025 Annual Meeting Vote by January 28, 2025 11:59 PM ET GENERAL BROKER Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 148,294 322,224 1 OF 2 30# FLASHID-JOB# You invested in WOODWARD, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on January 29, 2025. View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 15, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy Get informed before you vote For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* January 29, 2025 8:00 AM MST Annual Meeting to be held live via internet please visit www.proxydocs.com/WWD for more details. *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. XXXX XXXX XXXX XXXX

Vote at www.ProxyVote.com FLASHID-JOB# Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. WOODWARD, INC. 2025 Annual Meeting Vote by January 28, 2025 11:59 PM ET Voting Items Board Recommends 1. Election of Directors Nominees: 01 Rajeev Bhalla For 02 Eileen P. Paterson For 03 Gregg C. Sengstack For 2. Vote on an advisory resolution regarding the compensation of the Company's named executive officers; For 3. Ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2025; and For NOTE: Transact other business that properly comes before the meeting, or any postponement or adjournment thereof. Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. FLASHID-JOB# 1.00000 322,224 148,294